Exhibit 10.42

MERCER OLIVER WYMAN

3 Embarcadero Center, Suite 1500
San Francisco, CA 94111-4015
4157437880 Fax 4157438988
sblack@mow.com
www.merceroliverwyman.com

March 11, 2004

Mark R. Kailer

Vice President and Treasurer

Building Materials Holding Corporation

Four Embarcadero Center, Suite 3250

San Francisco, CA 94111

Subject:
Consent Letter

Dear Mark:

We consent to the reference to our firm as an expert in the Form 10-K annual report being filed by Building Materials Holding Corporation.

Please let us know if you have any questions.

Sincerely,

/s/ Suzanne Black
Suzanne Black, FCAS, MAAA

Copy:

Brian Mercer, Marsh